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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement on Form SB-2 of our report dated April 24, 1997, on our audit of the financial statements of Sentinel Acceptance Corporation. We also consent to the reference to our firm under the caption "Experts."

                                        MILLWARD & CO.  CPAs



Fort Lauderdale, Florida
June 11, 1997